Exhibit 99.1

NEWS RELEASE
www.vocaltec.com
magicJack Confirms Receipt of Director Nominations

No Shareholder Action Required at This Time

WEST PALM BEACH, Fla. and NETANYA, Israel, Sept. 1, 2016 -- magicJack VocalTec Ltd. (Nasdaq:CALL) (“magicJack” or the “Company”), a leading VoIP cloud-based communications and UCaaS company, today confirmed that Kanen Wealth Management LLC (“Kanen”) has delivered notice to the Company of its intention to nominate seven director candidates for election to magicJack’s Board of Directors (the “Board”) at the Company's 2016 Annual Meeting of Shareholders. magicJack’s shareholders are not required to take any action at this time.

The Board will review Kanen’s proposed nominees in accordance with magicJack’s corporate governance policies and the Board’s fiduciary duties under Israeli law, as with any nominees for election to the Company’s Board. The Board will postpone the Company’s 2016 Annual Meeting of Shareholders, previously scheduled for October 7, 2016, pending the completion of such review and schedule a new meeting date as promptly as practicable. The Board will present its recommendation with respect to the election of directors in its proxy statement, which will be filed with the Securities and Exchange Commission and mailed to all shareholders eligible to vote at the 2016 Annual Meeting of Shareholders.

Vinson & Elkins LLP, Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co. and Akerman LLP are serving as legal counsel to magicJack.

About magicJack VocalTec Ltd.

magicJack VocalTec Ltd. (Nasdaq:CALL), the inventor of magicJack and a pioneer in Voice over IP (VoIP) technology and services, is a leading cloud communications company. With its easy-to-use, low cost solution for telecommunications, the Company has sold more than 11 million award-winning magicJack devices, which is now in its fifth generation, has millions of downloads of its free calling apps, and holds more than 30 technology patents. magicJack is the largest-reaching CLEC (Competitive Local Exchange Carrier) in the United States in terms of area codes available and number of states in which it is certified.

In March 2016, magicJack VocalTec Ltd. acquired Broadsmart, a leading hosted UCaaS (Unified Communication as a Service) provider for medium-to-large multi-location enterprise customers. Broadsmart has a track record of designing, provisioning and delivering complex UCaaS solutions to blue chip corporate customers on a nationwide basis. Broadsmart has expertise in servicing enterprises with hundreds-to-thousands of locations.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2016 Annual Meeting of Shareholders.  The Company intends to file a proxy statement and white proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company stock, restricted stock and options is included in our SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website www.magicjack.com in the section “Investors” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s definitive proxy statement for the 2015 Annual Meeting of Shareholders and its Annual Report on Form 10-K for the year 2015. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov.  Copies will also be available at no charge at the Company’s website at www.magicjack.com in the section “Investors”.

NEWS RELEASE
www.vocaltec.com

Forward-Looking Statements

Some portions of this press release, particularly those describing magicJack’s goals and strategies, contain “forward-looking statements.” These forward-looking statements can generally be identified as such because the context of the statement will include words, such as “expects,” “should,” “believes,” “anticipates” or words of similar import. Similarly, statements that describe future plans, objectives or goals are also forward-looking statements. While magicJack is working to achieve those goals and strategies, actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These risks and uncertainties include difficulty in marketing its products and services, maintaining and protecting brand recognition, protection of intellectual property, competition and other factors, any of which could have an adverse effect on the business plans of magicJack, its reputation in the industry or its expected financial return from operations and results of operations. In light of significant risks and uncertainties inherent in forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by magicJack that they will achieve such forward-looking statements. For further details and a discussion of these and other risks and uncertainties, please see our most recent reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission, as they may be amended from time to time. MagicJack undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Investor Relations Contact:

Seth Potter
561-749-2255
ir@vocaltec.com

Media Relations Contact:

Phil Denning
(646) 277-1258
Phil.denning@icrinc.com